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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 9, 1997



                            THE TIMES MIRROR COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                            1-13492                          95-4481525
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)
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TIMES MIRROR SQUARE                                90053
LOS ANGELES, CALIFORNIA                         (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

     On April 9, 1997, The Times Mirror Company (the "Company") entered into a
Purchase Agreement (a copy of which is attached hereto as Exhibit 1.1) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the
"Purchaser") and a Pricing Agreement (a copy of which is attached hereto as
Exhibit 1.2) with the Purchaser, pursuant to which the Company agreed to issue and sell and the Purchaser agreed, subject to certain conditions, to purchase
$435,000,000 aggregate principal amount at maturity of the Company's Liquid
Yield Option/TM/ Notes due April 15, 2017 (Zero Coupon -- Subordinated) (the
"LYONs") at an initial offering price of $391.06 per $1,000 face amount of LYONs
(the "Offering Price") less underwriting discounts and commissions. Pursuant to the Purchase Agreement and Pricing Agreement, the Company also granted the Purchaser an option for 30 days from April 9, 1997 to purchase all or any part of an additional $65,000,000 aggregate principal amount at maturity of LYONs at the Offering Price less underwriting discounts and commissions.

     The issuance and sale of $435,000,000 aggregate principal amount at maturity of LYONs (the "Initial LYONs") were completed on April 15, 1997. The
Initial LYONs were issued pursuant to an Indenture dated as of April 15, 1997 between the Company and Citibank, N.A., as trustee (a copy of which is attached hereto as Exhibit 4.1). The Purchaser offered the LYONs for resale to certain qualified purchasers in transactions not requiring registration under the Securities Act of 1933, as amended, including pursuant to Rule 144A thereunder.

     The Company and the Purchaser have also entered into a Registration Rights
Agreement (a copy of which is attached hereto as Exhibit 4.2) dated as of April
15, 1997, pursuant to which the Company has agreed to file with the Commission, within 90 days after April 15, 1997, and to use all reasonable efforts to cause to become effective, a shelf registration statement with respect to the resale of the LYONs and the Series A Common Stock, par value $1.00 per share, of the Company issuable upon conversion of the LYONs and to keep such registration statement effective until at the latest April 15, 1999.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed with this report on Form 8-K:
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
     Exhibit No.    Description
     -----------    -----------
     1.1            Purchase Agreement dated April 9, 1997 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated.

     1.2 Pricing Agreement dated April 9, 1997 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated.
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

     4.1 Indenture dated as of April 15, 1997 between the Company and Citibank, N.A., as trustee.

     4.2            Registration Rights Agreement dated April 15, 1997 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce,
                    Fenner & Smith Incorporated.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE TIMES MIRROR COMPANY



Date:  April 17, 1997               By:  /s/ Kathleen G. McGuinness
                                        -----------------------------
                                             Kathleen G. McGuinness
                                             Vice President and General Counsel
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                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
     1.1            Purchase Agreement dated April 9, 1997 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated.

     1.2 Pricing Agreement dated April 9, 1997 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated.

     4.1 Indenture dated as of April 15, 1997 between the Company and Citibank, N.A., as trustee.

     4.2 Registration Rights Agreement dated April 15, 1997 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce,
                    Fenner & Smith Incorporated.
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